UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2018

Central Index Key Number of the issuing entity: 0001731627

BANK 2018-BNK11

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-14	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761 4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On April 26, 2018, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2018-BNK11, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK11 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of April 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-SB, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-E, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about April 1, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 42 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated April 13, 2018, between the Registrant and Wells Fargo; certain of the Mortgage Loans were acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated April 13, 2018, between the Registrant and BANA; certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated April 13, 2018, between the Registrant and MSMCH; and certain of the Mortgage Loans were acquired by the Registrant from National Cooperative Bank, N.A (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated April 13, 2018, between the Registrant and NCB.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Twelve Oaks Mall	Exhibit 4.2	Exhibit 99.5
Extra Space - TIAA Self Storage Portfolio	Exhibit 4.3	Exhibit 99.6
Apple Campus 3	Exhibit 4.4	Exhibit 99.7
One Dulles Tower	(1)	Exhibit 99.8
Airport Business Center	N/A	Exhibit 99.9
Northwest Hotel Portfolio	(1)	Exhibit 99.10
North Bay Portfolio	N/A	Exhibit 99.11
The Gateway	(1)	Exhibit 99.12
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related controlling pari passu companion loan (or, with respect to The Gateway Whole Loan, the related companion loan evidenced by note A-1-A), after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

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 The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of April 13, 2018, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of April 13, 2018, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the RR Interest by the Registrant to Morgan Stanley Bank, N.A., BANA and Wells Fargo (in such capacity, the “Retaining Parties”), pursuant to an RR Interest Transfer Agreement, dated as of April 13, 2018, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the RR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated April 16, 2018 and filed with the Securities and Exchange Commission on April 26, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $576,153,000, on April 26, 2018. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $4,855,426.80, were approximately $601,987,619.82. Of the expenses paid by the Registrant, approximately $100,000 were paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters, $125,000 were paid to or for the Underwriters and $4,580,427 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $77,637,658, and transferred to the Retaining Parties the RR Interest, having a certificate balance of $34,410,034.68, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-206582) was originally declared effective on December 9, 2015.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

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Item 9.01. Financial Statements and Exhibits.

 (d)        Exhibits:

1.1	Underwriting Agreement, dated as of April 13, 2018, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of April 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of March 1, 2018, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of March 1, 2018, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.4	Pooling and Servicing Agreement, dated as of February 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated April 26, 2018.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated April 26, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 16, 2018.
99.1	Mortgage Loan Purchase Agreement, dated April 13, 2018, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated April 13, 2018, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated April 13, 2018, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

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99.4	Mortgage Loan Purchase Agreement, dated April 13, 2018, between Morgan Stanley Capital I Inc. and National Cooperative Bank, N.A.
99.5	Agreement Among Noteholders, dated as of March 14, 2018, by and among Goldman Sachs Mortgage Company, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, Teachers Insurance and Annuity Association of America, as initial note B-1 holder, Teachers Insurance and Annuity Association of America, as initial note B-2 holder, and Teachers Insurance and Annuity Association of America, as initial note B-3 holder, relating to the Twelve Oaks Mall Whole Loan.
99.6	Agreement Between Note Holders, dated as of February 2, 2018, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, and Bank of America, N.A., as initial note A-3 holder, relating to the Extra Space - TIAA Self Storage Portfolio Whole Loan.
99.7	Amended and Restated Co-Lender Agreement, dated as of April 24, 2018, by and among Wells Fargo Bank, National Association, as initial note A-1-1 holder, Wells Fargo Bank, National Association, as initial note A-1-2 holder, Wilmington Trust, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2018-C43, Commercial Mortgage Pass-Through Certificates, Series 2018-C43, as note A-2 holder, Wilmington Trust, National Association, as trustee for the benefit of the registered holders of the BANK 2018-BNK10, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK10, as note A-3 holder, Wells Fargo Bank, National Association, as trustee for the benefit of the registered holders of Benchmark 2018-B2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B2, as note A-4 holder, and Wilmington Trust, National Association, as trustee for the benefit of the registered holders of the GS Mortgage Securities Trust 2018-GS9, Commercial Mortgage Pass-Through Certificates, Series 2018-GS9, as note A-5 holder, relating to the Apple Campus 3 Whole Loan.
99.8	Agreement Between Note Holders, dated as of April 26, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the One Dulles Tower Whole Loan.
99.9	Amended and Restated Agreement Between Note Holders, dated as of April 24, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wilmington Trust, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2018-C43, Commercial Mortgage Pass-Through Certificates, Series 2018-C43, as note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Airport Business Center Whole Loan.
99.10	Agreement Between Note Holders, dated as of April 26, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Northwest Hotel Portfolio Whole Loan.
99.11	Agreement Between Note Holders, dated as of March 8, 2018, by and between Bank of America, N.A., as initial note A-1 holder, and Bank of America, N.A., as initial note A-2 holder, relating to the North Bay Portfolio Whole Loan.
99.12	Agreement Between Noteholders, dated as of March 23, 2018, by and between Deutsche Bank AG, New York Branch, as initial note A-1-A holder, Deutsche Bank AG, New York Branch, as initial note A-1-B holder, Bank of America, N.A., as initial note A-2-A holder, Bank of America, N.A., as initial note A-2-B holder, Deutsche Bank AG, New York Branch, as initial note B-1-A holder, Deutsche Bank AG, New York Branch, as initial note B-1-B holder, Bank of America, N.A., as initial note B-2-A holder, Bank of America, N.A., as initial note B-2-B holder, Deutsche Bank AG, New York Branch, as initial note C-1 holder, and Bank of America, N.A., as initial note C-2 holder, relating to The Gateway Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By: /s/ Jane Lam
Name: Jane Lam
Title: Vice President

Dated: April 26, 2018

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